UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2007

RESOURCE AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-4408	72-0654145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1845 WALNUT STREET, SUITE 1000, PHILADELPHIA, PA 19103

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 215-546-5005

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective January 2, 2007, the board of directors (the “Board”) of Resource America, Inc. (the “Company”) increased the number of members of the Board from seven to eight, and filled the vacancy thus created by appointing Mr. Hersh Kozlov to serve as a Class of 2008 member of the Board. As a Class of 2008 director, Mr. Kozlov will stand for re-election to the Board at the Company’s 2008 annual meeting of stockholders. There are no arrangements or understandings under which Mr. Kozlov was appointed, and there are no transactions of the type required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE AMERICA, INC.

	By:	/s/ Michael S. Yecies
	Name:	Michael S. Yecies
Date: January 3, 2007	Title:	Senior Vice President, Chief Legal Officer and Secretary